Fair Value Measurements (Tables)	9 Months Ended
Sep. 30, 2025
Fair Value Measurements
Schedule of carrying amounts in the consolidated balance sheet

The carrying amounts in the following table are recorded in the combined and condensed consolidated balance sheet as of September 30, 2025 and December 31, 2024 (in thousands):

	SEPTEMBER 30, 2025		DECEMBER 31, 2024
	CARRYING	ESTIMATED	CARRYING	ESTIMATED
	AMOUNT	FAIR VALUE	AMOUNT	FAIR VALUE
Financial Assets
Investments in receivables, net	$1,640,809	$1,814,191	$1,497,748	$1,646,535
Credit card receivable, net	16,180	16,180	17,176	17,176

Financial Liabilities
Revolving credit facility	—	—	508,146	513,799
Senior unsecured bond due 2026	298,857	300,158	297,828	299,478
Senior unsecured bond due 2029	395,433	422,960	394,405	424,792
Senior unsecured bond due 2030	492,644	525,795	—	—